EXHIBIT 10.12                                                   [EXECUTION COPY]



                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


          AMENDMENT dated as of April 1, 1996 among HALLWOOD CONSOLIDATED RESOURCES CORPORATION, a Delaware corporation ("HCRC") and HALLWOOD CONSOLIDATED PARTNERS, L.P., a Colorado limited partnership (individually a "Borrower" and collectively the "Borrowers"), the BANKS listed on the signature pages hereof (the "Banks"), First Union National Bank of North Carolina as collateral agent (the "Collateral Agent") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

          WHEREAS, the Borrowers, the Banks, the Collateral Agent and the Agent have entered into an Amended and Restated Credit Agreement dated as of March 31, 1995 (as amended, the "Credit Agreement"); and

          WHEREAS, the parties hereto have agreed to increase the respective amounts of the Commitments of the Banks under the Agreement and to delete a certain covenant set forth in the Agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Credit Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Effective Date (as defined in Section 9) refer to the Credit Agreement as amended hereby.

          SECTION 2. Increase in Commitments. With effect from and including the Effective Date, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.09 of the Credit Agreement.

          SECTION 3. Amendment of the Definition of Notes. The definition of "Notes" contained in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows: "'Notes' means promissory notes of the Borrowers, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrowers to repay the Loans (including without limitation all such promissory notes dated as of March 29, 1996), together with any and all renewals, extensions for any period, increases or rearrangements thereof, and 'Note' means any one of such promissory notes issued hereunder."

          SECTION 4. Additional Permitted Investments. Section 4.19(o) of the Credit Agreement is amended to read in its entirety as follows: "(o) purchases by HCRC (in addition to any such purchases permitted pursuant to clause (m)) of shares of its common stock pursuant to an odd lot repurchase program in an amount not to exceed $2,930,000; provided that such purchases are made on or prior to September 30, 1996; and".

          SECTION 5. Deletion of the Available Cash Covenant. Section 4.37 of the Credit Agreement is deleted in its entirety.

          SECTION 6. Additional Opinions of Counsel. On or prior to 30 days after the Effective Date, the Borrowers shall deliver to the Collateral Agent from counsel satisfactory to it in Colorado, Kansas, Louisiana, New Mexico, Texas and Montana a favorable written opinion as to (i) the validity and binding effect of (a) the New Texas Mortgage (as defined in Section 9(v)), (b) the Mortgages as modified by the Modification of Mortgages (as defined in Section 9(v))and (c) all other Collateral Documents (in each case as amended by the amendments contemplated by Section 9(iv) below), (ii) the perfection of the Lien created under the Mortgages as modified by the Modification of Mortgages, the New Texas Mortgage and all other Collateral Documents under the law of such jurisdiction after giving effect to the transactions contemplated by this Amendment, and (iii) such other matters incident to the transactions herein contemplated as the Required Banks may reasonably request. Failure by the Borrowers to deliver any such opinion shall constitute an "Event of Default" under the Credit Agreement and shall entitle the Banks and the Collateral Agent to exercise any remedies granted to the Banks and the Collateral Agent under the Credit Agreement and the Collateral Documents.

          SECTION 7. New Schedule C to the Credit Agreement. Schedule C to the Credit Agreement is replaced in its entirety by Schedule C to this Amendment.

          SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 9. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Effective Date") upon which the Agent shall have received:

          (i) duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party),

          (ii) a duly executed promissory note for the account of each Bank, substantially in the form of Exhibit A to the Credit Agreement and in the amount of such Bank's Commitment as set forth on the signature pages hereof, dated on or prior to the Effective Date;

          (iii) an opinion of Andrews & Kurth L.L.P. substantially in the form of Exhibit A hereto and covering such additional matters as the Required Banks may reasonably request;

          (iv) evidence satisfactory to the Banks in their sole discretion that each Collateral Document in existence prior to the Effective Date shall have been amended in a manner satisfactory to the Banks in their sole discretion to ensure that, immediately after giving effect to this Amendment, the Lien created under each such Collateral Document shall continue to constitute a perfected first priority Lien in favor of the Collateral Agent securing all obligations of the Borrowers under the Credit Agreement as amended by this Amendment;

          (v)  evidence satisfactory to the Banks in their sole discretion that
     (w) the Liens created under the mortgage described in Exhibit C with respect to the properties listed therein (collectively, the "Enron Properties") shall have been released, (x) HSDC shall have conveyed each Enron Property to HCRC or Hallwood Energy Partners, L.P., as beneficial owners, (y) the Borrowers shall have duly executed (a) a Supplement and Modification of Mortgages substantially in the form of Exhibit B (the "Modification of Mortgages") with respect to each Mortgage and (b) a Mortgage substantially in the form of Exhibit D (the "New Texas Mortgage") and (z) the Lien created under each Mortgage as amended through the Modification of Mortgages and the New Texas Mortgage shall constitute a perfected first priority Lien in favor of the Collateral Agent; provided that the conditions set forth in each clause of this subsection (v) shall be deemed to have been satisfied if the Banks shall have received evidence satisfactory to them in their sole discretion that such conditions shall be satisfied immediately after the making of the Loans to be made by the Banks on the Effective Date pursuant to the Advance Notice delivered by the Borrowers to the Agent on March 26, 1996 (the "Enron Loans"); and

          (vi)  evidence satisfactory to the Banks in their sole discretion that
     (x) the Enron Agreement and all commitments under the Enron Agreement shall have been terminated and (y) all loans outstanding thereunder (together with accrued interest thereon) and all fees and other amounts due and payable thereunder shall have been paid in full; provided that the conditions set forth in each clause of this subsection (vi) shall be deemed to have been satisfied if the Banks shall have received evidence satisfactory to them in their sole discretion that such conditions shall be satisfied immediately after the making of the Enron Loans.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                         BORROWERS:

                         HALLWOOD CONSOLIDATED RESOURCES
                           CORPORATION


                         By  /s/Robert S. Pfeiffer
                            --------------------------
                            Title: Vice President


                         HALLWOOD CONSOLIDATED PARTNERS,
                           L.P.

                         By:  HALLWOOD CONSOLIDATED
                                RESOURCES CORPORATION


                         By  /s/Robert S. Pfeiffer
                            --------------------------
                            Title: Vice President

                         The General Partner of Hallwood
                         Consolidated Partners, L.P.



                         BANKS:

Commitment:

$7,333,334               MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK


                         By  /s/Vernon M. Ford, Jr.
                            --------------------------
                            Name:  Vernon M. Ford, Jr.
                            Title: Vice President


$7,333,333               FIRST UNION NATIONAL BANK
                           OF NORTH CAROLINA

                         By  /s/Michael J. Kolosowsky
                            --------------------------
                            Name: Michael J. Kolosowsky
                            Title: Vice President



$7,333,333               NATIONSBANK OF TEXAS, N.A.


                         By  /s/Richard P. Stults
                            --------------------------
                            Title: Vice President